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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


          Date of Report (Date of earliest event reported): May 2, 2000


                                  ROBERDS, INC.
             (Exact name of registrant as specified in its charter)

         Ohio                        0-22702                  31-0801335
(State or other jurisdiction       (Commission               (IRS Employer
    of incorporation)              File Number)            Identification No.)


    1100 East Central Avenue, Dayton, Ohio                    45449-1888
   (Address of principal executive offices)                   (Zip Code)


       Registrant's telephone number, including area code: (937) 859-5127

                                      None
          (Former name or former address, if changed since last report)


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Item 5.  Other Events

         On May 2, 2000, Roberds, Inc. (the "Company") issued a press release announcing, among other things, that it has ceased operations and closed all stores and distribution centers located in the Ohio and Georgia markets for the purpose of conducting an inventory in preparation for a going out of business liquidation sale. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


Item 7.  Financial Statements and Exhibits

         (c)      Exhibits.

                  99.1     Press release of the Company, dated May 2, 2000.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           ROBERDS, INC.

Date:    May 2, 2000                       /s/ Melvin H. Baskin
                                           ---------------------
                                           By: Melvin H. Baskin
                                           Title: President & Chief Executive
                                           Officer

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                                  EXHIBIT INDEX
                                  -------------


Number            Subject Matter
------            --------------


99.1              Press release of the Company, dated May 2, 2000.